UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 14, 2020

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Consumers Energy Company Cumulative Preferred	CMS-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company:          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 8.01. Other Events.

On December 14, 2020, Consumers Energy Company ("Consumers") issued and sold $300,000,000 aggregate principal amount of its 0.35% First Mortgage Bonds due 2023 (the “2023 Bonds”), pursuant to a registration statement on Form S-3 that Consumers filed with the Securities and Exchange Commission utilizing a “shelf” registration process (No. 333-236742-01) (the "Registration Statement"), a Preliminary Prospectus Supplement dated December 2, 2020 to the Prospectus dated February 28, 2020, an Issuer Free Writing Prospectus dated December 2, 2020 that included the final terms of the transaction, a Final Prospectus Supplement dated December 2, 2020 to the Prospectus dated February 28, 2020 and an underwriting agreement among Consumers and the underwriters named in that agreement with respect to the 2023 Bonds. Consumers intends to use the net proceeds from the offering to repay a portion of the $300 million aggregate principal amount outstanding under its term loan credit agreement dated as of January 17, 2020 and for general corporate purposes.

This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated December 2, 2020 among Consumers and Scotia Capital (USA) Inc., U.S. Bancorp Investments, Inc., and Cabrera Capital Markets, LLC, as underwriters.

4.1	143rd Supplemental Indenture dated as of December 14, 2020 between Consumers and The Bank of New York Mellon, as Trustee.

4.2	Form of 0.35% First Mortgage Bonds due 2023 (included in Exhibit 4.1).

5.1	Opinion of Melissa M. Gleespen, Esq., Vice President, Corporate Secretary and Chief Compliance Officer of Consumers, dated December 14, 2020, regarding the legality of the 2023 Bonds.

23.1	Consent of Melissa M. Gleespen, Esq. (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-236742-01).

104.1	Included in the cover page, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSUMERS ENERGY COMPANY

Dated: December 14, 2020	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and
Chief Financial Officer